                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 2000 relating to the financial statements of Watson Pharmaceuticals, Inc., which appears in Watson Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



/s/  PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
September 8, 2000